UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2020

Aemetis, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51354	26-1407544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(408) 213-0940

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AMTX	NASDAQ Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( 240.12b-2 of this chapter)

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On April 25, 2020, Aemetis, Inc. (the “Company”) entered into new three-year executive employment agreements (the “Executive Employment Agreements”) with Mr. McAfee, Mr. Waltz, Mr. Foster and Mr. Gupta. The description of the Executive Employment Agreements under Item 5.02 of this Current Report is incorporated into this Item 1.01 by reference.

Item 5.02. Compensatory Arrangements of Certain Officers.

In connection with recognizing the tenure of its executives, the Company entered into the Executive Employment Agreements with Mr. McAfee, Mr. Waltz, Mr. Foster and Mr. Gupta providing annual compensation of $310,000, $250,000, $230,000 and $230,000, respectively, subject to the Company’s deferred compensation program. Mr. McAfee is entitled to an annual cash bonus in an amount determined by the Board of Directors based upon attainment of certain performance milestones. Mr. Waltz, Mr. Foster and Mr. Gupta are each entitled to an annual cash bonus of up to $50,000 based upon attainment of certain performance milestones. The Company will pay up to one year of severance and health benefits in the event any of the aforementioned executives is terminated without “cause” or “constructively terminated” (as such terms are defined in the respective Executive Employment Agreement).

The foregoing summaries of the Executive Employment Agreements are qualified in their entirety by reference to the agreements themselves, which are attached to this Current Report as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1	Executive Employment Agreement, dated April 25, 2020 with Eric A. McAfee
Exhibit 10.2	Executive Employment Agreement, dated April 25, 2020 with Todd Waltz
Exhibit 10.3	Executive Employment Agreement, dated April 25, 2020 with Andrew Foster
Exhibit 10.4	Executive Employment Agreement, dated April 25, 2020 with Sanjeev Gupta

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEMETIS, INC.

April 27, 2020	By:	/s/ Eric A. McAfee
	Name:	Eric A. McAfee
	Title:	Chief Executive Officer Principal Executive Officer